                                                                   EXHIBIT 10.23

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                                               September 5, 2000

                       WARRANT TO PURCHASE COMMON STOCK
                                      OF
                           ZHONE TECHNOLOGIES, INC.

                        (void after September 5, 2005)


     1.   Number of Shares Subject to Warrant.  For value received and in
          -----------------------------------
consideration of the Holder (as defined below) entering into a co-marketing agreement between the Holder and Zhone Technologies, Inc., a Delaware corporation (the "Corporation"), subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from the Corporation, during the times specified herein, at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below) upon exercise of this Warrant pursuant to Section 6 hereof.

     2.   Definitions.  As used in this Warrant, the following terms shall
          -----------
have the definitions ascribed to them below:

          a. "Holder" shall mean the Broadband Infrastructure Group Corporation or its assigns.

          b. "Securities" shall mean Thirty Thousand (30,000) shares of common stock of the Corporation subject to adjustment pursuant to Section 8 hereof.

          c. "Warrant Price" shall be $9.50 per share subject to adjustment pursuant to Section 8 hereof.

          d. "Warrant Stock" shall mean the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant.

     3.   Fractional Shares.  No fractional shares shall be issuable upon
          -----------------
exercise or conversion of this Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the

Warrant, the Corporation shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

     4.   No Stockholder Rights.  This Warrant, by itself, as distinguished
          ---------------------
from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Corporation.

     5.   Reservation of Stock.  The Corporation will reserve from its
          --------------------
authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Corporation's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

     6.   Exercise of Warrant.  This Warrant may be exercised by the surrender
          -------------------
of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2,
                                                         -------------------
respectively, duly completed and executed at the principal office of the Corporation, specifying the portion of the Warrant to be exercised and subject to paragraph 7 below accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Corporation shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise and pay for any fractional share pursuant to Section 3 hereof. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Corporation will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

     7.   Conversion.  In lieu of exercising this Warrant or any portion
          ----------
hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Corporation at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3,
                                                         -------------------
specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:


                               X = (P)(Y)(A-B)/A

     Where     X=   the number of shares of Securities to be issued to the
                    Holder for the portion of the Warrant being converted.

               P= the portion of the Warrant being converted expressed as a decimal fraction.


               Y= the total number of shares of Securities issuable upon exercise of the Warrant in full.


               A=   the fair market value of one share of Warrant Stock.


               B=   the Warrant Price on the date of conversion.

     For purposes of this Section 7, the fair market value of one share of the Corporation's Common Stock shall mean:

               (i) the closing price per share of the Corporation's Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or,

               (ii) if not listed or traded on any such exchange, the last reported sales price per share on the Nasdaq National Market or the Nasdaq Small-Cap Market (collectively, "Nasdaq") or,

               (iii) if not listed or traded on any such exchange or Nasdaq, the average of the bid and asked price per share as reported in the "pink sheets" published by the National Quotation Bureau, Inc. (the "pink sheets") or,

               (iv) if such quotations are not available, the fair market value per share of the Corporation's Common Stock on the date such notice was received by the Corporation as reasonably determined by the Board of Directors of the Corporation.

     Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Corporation shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion and pay for any fractional share pursuant to
Section 3 hereof. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Corporation will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

     8.   Adjustment of Exercise Price and Number of Shares.  The number of
          -------------------------------------------------
shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor are subject to adjustment upon the occurrence of the following events:

          a.   Adjustment for Stock Splits, Stock Dividends, etc.  The Warrant
               -------------------------------------------------
Price and the number of shares issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, or other similar event altering the number of outstanding shares of the Corporation's capital stock.

          b.   Adjustment for Other Dividends and Distributions.  In case the
               ------------------------------------------------
Corporation shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in securities of the Corporation then, and in each such case, the Holder, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Corporation to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

     9.   Adjustment for Capital Reorganization, Consolidation, Merger, etc.
          -----------------------------------------------------------------
If any capital reorganization, reclassification, recapitalization of the capital stock of the Corporation, or any consolidation or merger of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's assets to another corporation shall be effected in such a way that holders of the Corporation's capital stock will be entitled to receive stock, securities or assets with respect to or in exchange for the Corporation's capital stock, in each such case the Holder, upon the exercise of this Warrant, at any time after the consummation of such capital reorganization, reclassification, recapitalization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior to the consummation of such capital reorganization, reclassification, recapitalization, consolidation, merger, or sale, all subject to further adjustment as provided in this Section 9; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     10.  Transfer of Warrant.  This Warrant may be transferred or assigned by
          -------------------
the Holder hereof in whole or in part, subject to the reasonable approval of the Corporation (which such approval shall not be unreasonably withheld), provided that the transferor provides, at the Corporation's request, an opinion of counsel satisfactory to the Corporation that such transfer does not require registration under the Act and the securities law applicable with respect to any other applicable jurisdiction.

     11.  "Market Stand-Off" Agreement.  Holder hereby agrees that, during the
          ----------------------------
period of duration (not to exceed one hundred eighty (180) days) specified by the Corporation and an underwriter of Common Stock or other securities of the Company following the effective date of a registration statement of the Corporation filed under the Securities Act, it shall not, to the extent requested by the Corporation and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Corporation held by it at any time during such period except Common Stock included in such registration; provided, however, that:

               i. such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

               ii. such agreement shall not be required unless all executive officers, directors and holders of 1% or more of the outstanding capital stock of the Corporation enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Securities of Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

     12.  Termination.  This Warrant shall terminate and no longer by
          -----------
exercisable at 5:00 p.m. California time, on September 5, 2005.

     13.  Miscellaneous.  This Warrant shall be governed by the laws of the
          -------------
State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Corporation and the Holder of this Warrant. All notices and other communications from the Corporation to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Corporation in writing by the last Holder of this Warrant who shall have furnished an address to the Corporation in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

                                Zhone Technologies, Inc.



                                By: /s/  Bruce Ruberg
                                    --------------------------------------------

                                Name:    Bruce Ruberg
                                      ------------------------------------------

                                Title:   Corporate Controller
                                       -----------------------------------------

                                 Attachment 1

NOTICE OF EXERCISE

TO:  Zhone Technologies, Inc.

1. The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Zhone Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)



                       ----------------------------------
                                   (Address)



-----------------------------------      ---------------------------------------
(Date)                                   (Name of Warrant Holder)


                                         By:
                                             -----------------------------------


                                         Title:
                                               ---------------------------------

                                 Attachment 2

                      INVESTMENT REPRESENTATION STATEMENT

                           Shares of the Securities
                    (as defined in the attached Warrant) of
                           Zhone Technologies, Inc.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to Zhone Technologies, Inc. (the "Corporation") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same in violation of the Securities Act, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant in violation of the Securities Act.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Corporation's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Corporation with an opinion of counsel satisfactory to the Corporation and Corporation's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Corporation is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Corporation concerning the Corporation's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Corporation's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Corporation.

(e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Corporation, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.


Dated:
       -----------------------------


                                     ------------------------------------------
                                     (Typed or Printed Name)


                                     By:
                                         --------------------------------------
                                         (Signature)


                                     ------------------------------------------
                                     (Title)

                                 Attachment 3


NOTICE OF CONVERSION

TO:  Zhone Technologies, Inc.

1. The undersigned hereby elects to acquire ________________ shares of the Securities of Zhone Technologies, Inc., pursuant to the terms of the attached Warrant, by conversion of _____________ percent (________ %) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Securities in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)



                       ----------------------------------
                                   (Address)



-----------------------------------      ---------------------------------------
(Date)                                   (Name of Warrant Holder)


                                         By:
                                             -----------------------------------


                                         Title:
                                               ---------------------------------